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                                                                    EXHIBIT 23.1


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 2000 relating to the consolidated financial statements of OnDisplay, Inc., which appears in the Annual Report on Form 10-K for the year ended December 31, 1999.


/s/ PRICEWATERHOUSECOOPERS LLP

April 28, 2000